                                                                   EXHIBIT 10.23



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.








--------------------------------------------------------------------------------








                   OEM ORBIX DEVELOPMENT AND RUNTIME AGREEMENT



                                 BY AND BETWEEN

                             IONA TECHNOLOGIES, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                DECEMBER 17, 1999








--------------------------------------------------------------------------------

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT



DESKTOP\\.ACC-IONA AGMT (EXH 10.23).DOC(ACC-IONA AGMT (EXH 10.23).DOC)
THE ORBIX(R) DEVELOPMENT AND RUNTIME SOFTWARE (THE "SOFTWARE") AND THE ACCOMPANYING DOCUMENTATION (THE "RELATED MATERIALS") (TOGETHER WITH THE SOFTWARE, THE "PRODUCT") ARE PROTECTED BY UNITED STATES, IRISH AND INTERNATIONAL COPYRIGHT LAWS, AND THE COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY RIGHTS ARE OWNED BY IONA TECHNOLOGIES PLC OF THE IONA BUILDING, SHELBROURNE ROAD, DUBLIN 4, IRELAND. THE PRODUCT IS LICENSED BY IONA TECHNOLOGIES INC., 200 WEST STREET, WALTHAM, MA 02451, USA ("IONA") TO ACCELERATED NETWORKS OF 301 SCIENCE DRIVE, MOORPARK, CA 93021 ("Customer"). THE PRODUCT IS COPYRIGHTED AND LICENSED (NOT
SOLD).

1.      OWNERSHIP

        This is a License Agreement. IONA represents and warrants that it has all the intellectual property and other rights necessary to enter into this Agreement and to grant to Customer the licenses identified. Customer acquires no title, fight or interest in the Software or Related Materials other than the license granted herein by IONA and the title to the media upon which the Software is delivered.

2.      PROPRIETARY NOTICES

        Customer will not remove any trademark, tradename, copyright notice or other proprietary notice from the Software or Related Materials, and will not remove the same from copies of the Software and Related Materials received under this Agreement or any back-up copy of the Software created in accordance with this Agreement. Customer will also accurately and faithfully reproduce (i.e. not delete) all reasonable and customary proprietary notices of IONA on any portion of the Software that is incorporated in Developed Software (as defined in Section 4 below) such that Customer's end-users will be informed that the Developed Software contains materials proprietary to and copyrighted by IONA. Customer, however, will have no obligation to include any IONA copyright or proprietary notices on the media label or notice screen display or boot up screen of the Developed Software, provided that Customer marks Developed Software with its own copyright notice. Except as specifically permitted by this Agreement, Customer may not reproduce any portion of the Software or Related Materials.

3.      DEVELOPMENT LICENSE

        3.1 "Development Software" means the development environment of the Products (including updates, if any received in connection with support) which is used in the construction of software applications by Customer. Development Software is that portion of the Software which excludes the Runtime Components (as defined below).

        3.2 "Developer" means a person who uses the Development Software and Related Materials in connection with the development of CORBA-based software applications, programs or components on the operating system platform(s) set forth on Schedule A (as may be amended from time to time) and in accordance with the terms and conditions of this Agreement and its Schedule(s) (the "Permitted Purpose"). Once a person becomes a Developer, he or she remains so until he or she (i) ceases to be an employee or consultant of Customer or (ii) ceases use or is reasonably expected to cease use of the Development Software for a continuous period of 180 days. In either of these cases, Customer may substitute a different individual for such Developer for no extra fee.

        3.3 Subject to the terms and conditions of this Agreement, and payment of the appropriate license fees as set forth on Schedule A, IONA hereby grants to Customer a nonexclusive, nontransferable, world-wide, perpetual, limited license to use the Development Software and Related Materials solely for the Permitted Purpose. Customer acknowledges and agrees that the foregoing license does not include additional operating system platforms.

        3.4 Customer further agrees that a license fee must be paid by Customer to IONA for each and every employee or consultant of Customer (excluding consultants supplied by IONA) who is or has been a Developer. In no event may the number of Developers exceed the number for which license fees have been received by IONA. Upon request, Customer agrees to certify in writing that Customer has paid for a sufficient number of license fees for each Developer. IONA will have the right, with reasonable notice, during normal business hours, at IONA's sole expense, and in as non-disrupting a manner as possible, to audit Customer's compliance with this Section but not more than two times in any twelve (12)-month period. If in IONA's sole discretion Customer has or may have an insufficient number of Developer's licenses, IONA may appoint a mutually acceptable independent auditor to conduct an audit; if the number of Developers as determined by the independent audit is greater than [***] more than represented by Customer, Customer will purchase Developers' licenses for each such Developer and reimburse IONA the costs incurred for that audit. Any amounts shown to be due to IONA following any audit conducted by IONA shall be paid not later than [***] following the date the auditors' report is made available to Customer and shall include interest payments accrued at the rate of [***] per annum during the applicable period covered by the audit. Any and all information obtained in the course of such audit shall be treated as Customer's Confidential Information (as defined below) by IONA and the auditor.

        3.5 The source code of the Software and design documentation are proprietary trade secrets of IONA, its suppliers and/or licensors, are Confidential Information (defined below), are never considered part of the Software, and are neither delivered to Customer nor under any circumstances licensed to Customer hereunder (with the exception of certain pieces of demonstration code and certain header files included in the Software).

        3.6 If Customer has license(s) to previous versions of the Software and the Software licensed hereunder is provided to Customer as an upgrade, the license granted hereunder does not correct or excuse violations of such previous licenses; to the extent that an earlier license is terminable or terminated by IONA for breach by Customer, this license may in IONA's sole discretion be terminated simultaneously.

4.      RUNTIME LICENSE

        4.1 The term "Developed Software," as used herein, means any application or program developed by Customer using the Software pursuant to this Agreement on the operating system platform(s) set forth on Schedule A.

        4.2 The term "Runtime Components," as used herein, means any software program or components of the Software (including updates to the Software) which are embedded or incorporated in any Developed Software developed by Customer or which are used in the execution of Customer's Developed Software.

        4.3 The term "CPU," if used herein, means a single Central Processing Unit. For purposes of license grant, CPUs on multiple-CPU machines will be counted separately.

        4.4 IONA hereby grants to Customer, subject to the conditions herein, a worldwide license to use, copy and distribute for use to third party end-users the Runtime Components ("Runtime License"), but solely as (i) part of the Developed Software owned by Customer,
               (ii) for use with the Developed Software, and (iii) for execution to the extent Customer has paid the applicable license

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

        fees. Third party end-users do not have rights of onward distribution, and Customer must ensure that any such third party end-users have agreed to be bound by terms and conditions no less strict than in this Agreement and in the event of a breach of such terms and conditions, Customer will immediately inform IONA and will assist IONA in enforcing or allow IONA to enforce such terms and conditions. Customer may distribute the Runtime Components through distributors provided that such distributors are bound by the terms herein and that Customer remains ultimately responsible for preventing any breaches hereof.

        4.5 Customer further agrees that the Runtime License granted herein does not give Customer or any other party any rights other than those specifically granted herein, and that such License specifically does not grant the Customer or any other party the rights to:

               -  execute the Orbix IDL compiler;

               -  develop and link programs with the Orbix libraries or classes;
                  or

               -  read and use the Orbix header files.

        4.6 Customer agrees to pay the runtime license fees set forth on Schedule B.

        4.7 Customer must have an industry standard and commercially reasonable process in place to ensure that the appropriate runtime license fees have been tracked and paid. Customer will, upon the request of IONA, certify in writing to IONA the number of Runtime Licenses in use. Executing, or permitting the execution of, Developed Software for which the appropriate runtime license fees have not been paid is a violation of this Agreement, except for use of the Developed Software for demonstration purposes or in the case of beta versions of the Developed Software for which Customer does not charge any fees (as set forth herein). IONA will have the right, with reasonable notice, during normal business hours, at IONA's sole expense, and in as non-disrupting a manner as possible, to audit Customer's compliance with this Section but not more than two times in any twelve (12)-month period. If in IONA's sole discretion reasonable determination Customer has or may have paid insufficient runtime license fees, IONA may appoint a mutually acceptable independent auditor to conduct an audit. If the amount of runtime license fees due IONA as determined by the independent audit is greater than [***] more than represented by Customer, Customer will remit the runtime license fees determined to be due by the auditor and reimburse IONA the costs incurred for that audit. Any amounts shown to be due to IONA following any audit conducted by IONA shall be paid not later than [***] following the date the auditors' report is made available to Customer, and shall include interest payments accrued at the rate of [***] per annum during the applicable period covered by the audit. Any and all information obtained in the course of such audit shall be treated as Customer's Confidential Information (as defined below) by IONA and the auditor.

        4.8 If requested by IONA, Customer will provide to IONA quarterly reports of actual sales and non-binding forecasts of estimated sales of the Developed Software under this Agreement for each quarter covered hereby. The forecasts of estimated sales will be prepared in good faith, reasonably accurate and detailed, and will be transmitted by means of a mutually agreeable method and format. Each quarterly report/forecast will be delivered not later than the last business day of the First month of each calendar quarter; the report shall cover the quarter just closed and the forecast shall cover the quarter just underway. Such reports and forecasts shall be treated as Customer's Confidential Information (as defined below) by IONA.

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

5.      COPY AND OTHER RESTRICTIONS AND CONFIDENTIALITY

        5.1 Without having to pay a fee Customer may make copies of the Development Software in machine-readable, object code form, as permitted by applicable law, solely for backup, disaster recovery or archival purposes, provided that such copies of the Development Software will include all applicable copyright, trademark and other proprietary notices of IONA in accordance with Section 2 above. Customer may not copy any of the Related Materials. IONA will provide one set of Related Materials for each Developer, and Customer may obtain additional copies of any Related Materials from IONA upon payment of the prices in effect at the time of ordering.

        5.2 Customer will not display, disclose or sublicense the Development Software to third parties (except that it may be shown to Customer's consultants, who will be considered a Developer and will comply with the terms of this Agreement), and also will not rent, lease, loan, modify, adapt, translate, reverse engineer, disassemble or decompile the Product or any portion thereof, or create derivative works of the Product (except for derivative works that are Developed Software), even for purposes of interoperability or error correction. If Customer wishes information relating to the Software for purposes of ,achieving interoperability with independently created computer software, Customer may make a written request to IONA for such information. Customer will promptly report to IONA any actual or suspected violation of this section and will take further steps as may reasonably be requested by IONA to prevent or remedy any such violation.

        5.3 "Confidential Information" shall mean: (i) the source code of the Software; (ii) any materials or information marked as. confidential (or described as confidential at the time of oral disclosure and summarized in writing and sent to the receiving party within thirty (30) days of disclosure, with the appropriate markings) at the time of disclosure; and (iii) the pricing terms of this Agreement. "Confidential Information" shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is demonstrably known by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed or learned by the receiving party; (iv) is lawfully obtained from a third party that has the right to make such disclosure; or (v) is made generally available by the disclosing party without restriction on disclosure.

        5.4 Each party shall protect the other's Confidential Information from unauthorized dissemination and use the greater of industry standard precautions or degree of, care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license rights is granted in any Confidential Information.

        5.5 The parties' obligations of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. Further, either party shall be free to use for any purpose the Residuals (as defined below) resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "Residuals" means non-tangible ideas, concepts, know-how or techniques contained in or embodied by the Confidential Information, which may be retained (without the aid of notes or like memory aids) by persons who have had authorized access to the Confidential Information. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of Residuals. However, the foregoing shall not be deemed to grant to either party a license under the other party's copyrights or patents. The above rights of the parties to use the Residuals of its employees are for its own purposes only and may not be assigned, sub-licensed or otherwise transferred to any third party without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, however that such consent shall not be required if the assigning party assigns, sub-licenses or otherwise transfers the residuals to a wholly-owned subsidiary or to an affiliate in connection with or as the result of a merger or other transaction in which the assigning party is the surviving entity or which does not constitute an actual or effective change in control of the assigning party.

6.      GOVERNMENT END-USERS

        The Software and the Related Materials are "commercial items" as that term is defined in 48 C.F.R. 2. 101 (October 1995) consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 (September
        1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1,
        227.7202-3 and 227.7202-4 (June 1995), if the licensee hereunder is the U.S. Government or any agency or department thereof, the Software and the Related Materials are licensed hereunder (i) only as a commercial item, and (ii) with only those rights as are granted to all other end users pursuant to the terms and conditions of this Agreement.

7.      SUPPORT

        Customer will purchase from IONA the support services for the Software set forth on Schedule A and B, if any, and IONA shall provide such service to Customer. Fees for the support services, if any, are set forth on Schedule A and B and the terms and conditions of the support services are set forth on Schedules C and E.

8.      LIMITED WARRANTY

        8.1 IONA warrants that the medium on which the Software is recorded is free from defects in materials or workmanship under normal use and service for a period of ninety (90) days from the date Customer has obtained the Software. If Customer discovers any physical defects in the medium on which the Software is recorded, IONA will replace such medium at no charge to Customer, provided that Customer has paid for the Software and returns the item to be replaced to IONA during the ninety (90) day period after Customer has obtained the Software. This warranty gives Customer specific legal rights. Customer may also have rights, which vary from jurisdiction to jurisdiction. THIS RIGHT OF REPLACEMENT IS CUSTOMER'S EXCLUSIVE REMEDY AND IONA'S ONLY LIABILITY FOR ANY DEFECTS IN THE MEDIUM.

        8.2 Licensor warrants that the Software is Y2K compliant (as defined in this Section). Y2K compliant means that the Software (i) will (to the extent applicable) correctly store, represent, and process (including sort) all dates (including single and multi century formulas and leap year calculations), such that errors will not occur when the date being used is in the year 2000, or in a year preceding or following the year 2000, and (ii) will not cause or result in an abnormal termination or ending in connection with the processing set forth in (i) or due to the occurrence of a date in the year 2000, or in a year preceding or following, the year 2000.

        8.3 IONA warrants that it has taken reasonable precautions, including without limitation using "best of breed" commercially available technology, to prevent the introduction into the Software of any "viruses," "time bombs," "Trojan horses," or other intentionally destructive or disabling devices.

        8.4 THE FOREGOING PARAGRAPHS STATE THE COMPLETE WARRANTY GIVEN TO CUSTOMER. IONA SPECIFICALLY DISCLAIMS ANY WARRANTY THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE OR THE RESULTS OF USE WILL MEET CUSTOMER'S REQUIREMENTS, OR THAT THE OPERATION OF THE SOFTWARE WILL

               BE UNINTERRUPTED OR ERROR FREE. EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE PRODUCT IS PROVIDED TO CUSTOMER "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE SUITABILITY, QUALITY AND PERFORMANCE OF THE PRODUCT IS WITH CUSTOMER AND NOT WITH IONA. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO SUCH EXCLUSION MAY NOT APPLY TO YOU.

9.      INTELLECTUAL PROPERTY INFRINGEMENT INDEMNITY

        9.1 Any action brought against Customer or its end-users on a claim that the Products infringe any patent, copyright, or other intellectual property rights or the trade secret or the proprietary rights of a third party will be defended on behalf of Customer by IONA at its expense. IONA will indemnify Customer and pay all costs, damages, liabilities and settlements and reasonable legal fees and court costs awarded against Customer in such action or settlement thereof and which are attributable to such claim provided always that Customer notifies IONA promptly in writing of each claim and IONA may control fully the defense and/or the settlement of such claim.

        9.2 Without prejudice to Sub-Section 9.1, should the Products become, or in IONA's reasonable opinion are likely to become, the subject of a claim as aforesaid then IONA may, at its sole expense, either: (i) procure for Customer the right to continue using the Products to the full extent licensed herein; (ii) replace the Products with non-infringing, but functionally equivalent, material; (iii) modify the Products to make them non-infringing, but equivalent in functionality, performance and compatibility; or if after reasonable efforts is unable to provide one of the three preceding remedies (iv) remove the Products and refund to Customer all fees and sums paid by Customer in respect thereof.

        9.3 IONA will have no liability for any claim of infringement based on: (a) use of other than a current release of the Products provided to Customer if such infringement would have been avoided by use of a current release, or (b) use or combination of the Products with non-IONA programs or data if such infringement would have been avoided by the use of the Products without those other programs or data. The foregoing states the entire liability of IONA with respect to any claim of infringement regarding the Products.

10.     LIMITED LIABILITY

        EXCEPT WITH RESPECT TO IONA'S INTELLECTUAL PROPERTY INDEMNIFICATION, IN NO EVENT WILL EITHER PARTY, ITS SUPPLIERS OR LICENSORS BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, DATA, GOODWILL OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE OR OTHERWISE UNDER THIS AGREEMENT, EVEN IF FORESEEABLE OR IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL IONA BE RESPONSIBLE OR HELD LIABLE FOR ANY DAMAGES RESULTING FROM PHYSICAL DAMAGE TO TANGIBLE PROPERTY OR DEATH OR INJURY OF ANY PERSON EXCEPT WHERE ARISING FROM IONA'S NEGLIGENCE. BECAUSE SOME JURISDICTIONS DO NOT ALLOW CERTAIN OF THE ABOVE EXCLUSIONS OR LIMITATIONS OF LIABILITY, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. EXCEPT FOR LIABILITY UNDER SECTION 9 ABOVE, IF EITHER PARTY IS HELD LIABLE UNDER THIS AGREEMENT, SUCH PARTY'S, ITS SUPPLIERS AND LICENSORS' LIABILITY WILL BE LIMITED TO THE AGGREGATE AMOUNTS PAID BY THE CUSTOMER UNDER THIS AGREEMENT.

11.     ASSIGNMENT

        This Agreement and any rights granted hereunder may not be assigned, sub-licensed or otherwise transferred by Customer to any third party without the prior written consent of IONA, which consent shall not be unreasonably withheld or delayed; provided, however that such consent shall not be required if Customer assigns, sub-licenses or otherwise transfers this Agreement or any rights granted herein to a wholly-owned subsidiary or to a business unit or corporate affiliate in connection with or as the result of a merger or like transaction provided that the surviving entity is not a competitor of IONA (any entity reasonably defined by IONA as offering products or services which offer similar functionality or serve similar purposes as IONA's products or services) in which case such transfer shall be subject to IONA's written consent (which consent shall not be unreasonably withheld, conditioned or delayed). IONA may assign or transfer its rights and obligations under this Agreement at any time without notice to or the consent of Customer provided the assignee is bound by and complies with the terms and conditions of this Agreement.

12.     DURATION

        This Agreement will be effective from the date of execution by the parties and will remain in force for a period of three (3) years unless terminated by IONA as provided in Section 13.

13.     ESCROW

        IONA agrees to deposit and maintain with IONA's escrow agent (Data Securities International) during the term of this Agreement all fully-commented Source Code to the IONA Products licensed hereunder and related documentation, manuals, tools and other materials used by IONA in the maintenance or support of the such IONA Products ("Escrow Materials"). IONA shall update the Escrow Materials during the term of this Agreement promptly as such Escrow Materials become available. The escrow agent's annual maintenance fees shall be borne by Customer and IONA shall bear all fees associated with establishment of the escrow account. IONA grants Customer a non-exclusive, non-transferable, limited license to use the Escrow Materials for technical support purposes, including, but not limited to, development of fixes for the Products upon release of the Escrow Materials from escrow to Customer. Customer shall be listed as a beneficiary of the escrow of the Escrow Account and shall be entitled to receive a copy of the Escrow Materials if:

               (a) IONA ceases to do business in the ordinary course, with the exception of a permitted assignment, becomes insolvent or becomes the subject of a bankruptcy case (which case is not dismissed within 90 days), is unable to pay its debts as they fall due or makes an assignment for the benefit of its creditors; or

               (b) IONA announces a cessation of support for the IONA Product (other than in accordance with IONA's standard de-support policy, as set forth in Schedule C, Section 3 "Version Support") and there is no third party support available on commercially reasonable terms for the Escrow Materials; or

               (c) IONA is in persistent and material breach of the terms of this license agreement or any support agreement between the parties and is not making prompt, continuous and good faith efforts to remedy such breach.

14.     TERMINATION

        14.1 In addition to the termination provisions of Section 3.6 herein, this Agreement and the license granted hereunder may be terminated by IONA upon written notice to Customer if Customer breaches any of the provisions of this Agreement, which breach has not been remedied within thirty (30) days of notification thereof.

        14.2 Upon termination of this Agreement and of the license granted hereunder, Customer will cease any further use of the Software, and must return to IONA or destroy, as requested by IONA, all copies of the Software and Related Materials in any form in Customer's possession or control.

        14.3 All licenses granted by Customer in respect of Developed Software will continue in full force and effect in accordance with this Agreement, notwithstanding the expiration hereof.

        14.4 The provisions of Sections 1, 2, 5, 8, 9, and 10 through IS and the definitions of this Agreement will survive the termination of this Agreement (for any reason). Customer must promptly pay to IONA any amounts not reasonably disputed which are payable by Customer.

15.     EXPORT ADMINISTRATION ACT.

        Customer agrees that unless prior written authorization is obtained from the relevant governmental authority, it will not export, re-export, or transship, directly or indirectly, the Product or any technical data disclosed or provided to Customer, or the direct product of such technical data to or from any other country as to which there is an applicable embargo or other trade restriction imposed by the US or other Government.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

15. GENERAL

        15.1 AMENDMENT; WAIVER: No modification or waiver of any provision of this Agreement or any of its Schedules will be binding on either party unless specifically agreed upon in a writing signed by both parties hereto. Any failure or delay by IONA or Customer to exercise or enforce any of the rights or remedies granted hereunder will not operate as a waiver thereof. No waiver by IONA or Customer of any breach of this Agreement will operate as a waiver of any other or subsequent breach

        15.2 FORCE MAJEURE: Neither party shall be liable for any delay in meeting or for failure to meet any of its obligation under this Agreement due to any cause outside its reasonable control, including, without limitation, strikes, lock-outs, Acts of God, war, riot, malicious acts of damage, fire, acts of any government authority, failure of the public electricity supply, failure or delay on the part of any subcontractor beyond the subcontractor's reasonable control.

        15.3 NOTICES: All notices and requests in connection with this Agreement shall be given or made in writing to the parties' Legal Departments at the addresses first set forth for Customer and IONA above, or to such other address as may be specified in writing from time to time, shall be hand delivered, sent by means of an overnight courier which provides a tracking number, or deposited in the US Mail, postage prepaid, certified or registered, return receipt requested and shall be deemed given on the day of receipt by the respective party.

        15.4 SEVERABILITY: If any provision of this Agreement is found invalid or unenforceable, that provision will be reformed construed and enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in full force and effect.

        15.5 LAW AND JURISDICTION: This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its choice of law provisions.

        15.6 ENTIRE AGREEMENT: Customer has read this Agreement and both parties agree to be bound by its terms, and Rather agrees that this Agreement (including Schedules) constitutes the complete and entire agreement of the parties and supersedes all previous shrink wrap licenses relating to the Software, communications, oral or written, and all other communications between them relating to the subject matter hereof No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party. If any provision of a Schedule conflicts with the Agreement, they shall be read together so as to best effectuate the intent of the parties, but if this is not possible, the terms of this Agreement shall control.



FOR AND ON BEHALF OF IONA             FOR AND ON BEHALF OF ACCELERATED NETWORKS



Signed /s/ Robert J. Potter           Signed /s/ Yogi Mistry
       -------------------------             -----------------------------------

Name   Robert J. Potter               Name   Yogi Mistry
       -------------------------             -----------------------------------

Title  Senior Vice President          Title  Vice President Software Development
       -------------------------             -----------------------------------

Date   12/17/99                       Date   12/9/99
       -------------------------             -----------------------------------

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT


              SCHEDULE A - DEVELOPMENT FEES AND ASSOCIATED SUPPORT


1.      PRODUCTS AND ENVIRONMENTS COVERED

Customer may order IONA Products under the terms, conditions and pricing contained in this Agreement for the term of this Agreement, unless earlier terminated as provided herein.

Customer shall have the use of development licenses of IONA Products across the operating system environments in the table below for use in connection with Customer's products. The Named Development Platforms are as follows:

-------------------------------------------------------------------------------------------------
                                        OPERATING       QTY.       QTY.               TOTAL NEW
                                          SYSTEM      EXISTING     NEW      LICENSE   LICENSE
           IONA PRODUCTS               ENVIRONMENTS   LICENSES   LICENSES     FEE        FEES
-------------------------------------------------------------------------------------------------
Orbix 3.0                             Windows NT/95       0         0        [***]        $?
  (includes:  Names, COMet,
  WonderWall, CGT)
-------------------------------------------------------------------------------------------------
Orbix 3.0                                Solaris          0         0        [***]        $?
  (includes: Names, WonderWall, CGT)
-------------------------------------------------------------------------------------------------
Orbix 3.0                                 HP/UX           0         0        [***]        $?
  (includes: Names, WonderWall, CGT)
-------------------------------------------------------------------------------------------------
Orbix 3.0                                [specify         0         0        [***]        $?
  (includes: Names, WonderWall, CGT)      other]
-------------------------------------------------------------------------------------------------
Orbix Web Prof. Edition 3.2           Windows NT/95       0         0        [***]        $?
  (includes: Names, WonderWall)
-------------------------------------------------------------------------------------------------
Orbix Web Prof. Edition 3.2              Solaris          0         0        [***]        $?
  (includes: Names, WonderWall)
-------------------------------------------------------------------------------------------------
Orbix Web Prof. Edition 3.2               HP/UX           0         0        [***]        $?
  (includes: Names, WonderWall)
-------------------------------------------------------------------------------------------------
Orbix OTM3                              Windows NT        0         0        [***]        $?
-------------------------------------------------------------------------------------------------
Orbix OTM3                               Solaris          0         0        [***]        $?
-------------------------------------------------------------------------------------------------
Orbix OTM3                                HP/UX           0         0        [***]        $?
-------------------------------------------------------------------------------------------------
Orbix OTM3                               [specify         0         0        [***]        $?
                                          other]
-------------------------------------------------------------------------------------------------
Orbix Talk                            Windows NT/95       0         0        [***]        $?
-------------------------------------------------------------------------------------------------
Orbix Talk                            UNIX [specify]      0         0        [***]        $?
-------------------------------------------------------------------------------------------------
Orbix Trader                            [specify]         0         0        [***]        $?
-------------------------------------------------------------------------------------------------
Orbix Notification                      [specify]         0         0        [***]        $?
-------------------------------------------------------------------------------------------------
    TOTAL OF NEW DEVELOPMENT LICENSE                                                      $?
                               FEES:
-------------------------------------------------------------------------------------------------

*Orbix Notification and Orbix Trader require a minimum of one Orbix Notification and/or Orbix Trader Runtime License (for a 1 or 2 CPU machine) fee be paid in lieu of an actual development license. If the OrbixNotification or OrbixTrader product is to be deployed on a larger machine (greater than 2 CPUs), then the appropriate Runtime License Fee (from Schedule B Section 2 End-User Pricing Model Table A) must be paid for the machine that will be deployed.

2.      NEW DEVELOPMENT LICENSES SUMMARY

These prices are valid for 30 days from date of delivery of this Agreement.

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

3.      NEW DEVELOPMENT LICENSES SUPPORT MAINTENANCE SUMMARY***

The new Named Development Platforms for Support are as follows:


------------------------------------------------------------------------------------------
                                                                   SUPPORT
                                                 QTY.      QTY.    FEE PER   TOTAL NEW
                           OPERATING SYSTEM    EXISTING    NEW       NEW       SUPPORT
IONA PRODUCTS                ENVIRONMENTS      LICENSES  LICENSES  LICENSE       FEES
------------------------------------------------------------------------------------------
Orbix 3.0                    Windows NT/95        0         0       [***]         $?
------------------------------------------------------------------------------------------
Orbix 3.0                       Solaris           0         0       [***]         $?
------------------------------------------------------------------------------------------
Orbix 3.0                        HP/UX            0         0       [***]         $?
------------------------------------------------------------------------------------------
Orbix 3.0                   [specify other]       0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixWeb Prof. Edition 3.2   Windows NT/95        0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixWeb Prof. Edition 3.2      Solaris           0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixWeb Prof. Edition 3.2       HP/UX            0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixOTM 3                    Windows NT          0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixOTM 3                      Solaris           0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixOTM 3                       HP/UX            0         0       [***]         $?
------------------------------------------------------------------------------------------
OrbixOTM 3                  [specify other]       0         0       [***]         $?
------------------------------------------------------------------------------------------
Orbix Talk                   Windows NT/95        0         0       [***]         $?
------------------------------------------------------------------------------------------
Orbix Talk                  UNIX [specify]        0         0       [***]         $?
------------------------------------------------------------------------------------------
Orbix Trader                   [specify]          0         0       [***]         S?
------------------------------------------------------------------------------------------
Orbix Notification             [specify]          0         0       [***]         $?
------------------------------------------------------------------------------------------
TOTAL OF NEW SUPPORT
LICENSES:                                                                         $?
------------------------------------------------------------------------------------------

Support is priced per annum at [***] of the above Developer License Fee with a minimum support fee of [***] per-product. IONA shall provide support according to the terms and conditions set forth on Schedule C attached hereto, and Schedule E, if elected by Customer.

* Support/Maintenance for OrbixNotification or OrbixTrader is based on [***] of the total Runtime License Fees paid for deployment licenses, with a minimum annual Support fee of [***] (based on the 1-2 CPU machine runtime pricing).

Annual OEM Elevated Support option (Schedule E) can replace Standard Support Schedule C. Pricing and Terms & Conditions can be found in Schedule E of this Agreement.

4.      PAYMENT TERMS

Payments due under this Agreement shall be paid by the earlier of the due date as identified in Schedule D or within [***] of Customer's receipt of invoice.

5.      ORBIXWARE PROGRAM

IONA agrees to waive the first year base-level membership fee for Customer to join the OrbixWare Partnership Program.

6.      PRODUCT DELIVERY

IONA shall deliver the Products to Customer within five days of full execution and delivery of this Agreement.

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

7.      DEVELOPMENT LICENSE MAJOR RELEASE UPGRADES

Customer, at its option, can pay [***] of then-current list price for Major Release Upgrades to the IONA Development Products identified in this Agreement. An example of a Major Release Upgrade would be from OrbixWeb 3.x to OrbixWeb 4.0 or OrbixNotification Lx to OrbixNotification 2.0. If Customer is not current in payment of Support/Maintenance renewals, Major Release Upgrades will only be available by payment of the full license fee for the desired products.

8.      LEVEL OF SUPPORT REQUIRED

Tick here where standard support is selected as per Schedule C X

Tick here where elevated support is selected as per Schedule E

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT


                SCHEDULE B - RUNTIME FEES AND ASSOCIATED SUPPORT


1.      RUNTIME LICENSE

This license covers the distribution of the IONA Runtime Components within the Customer's Developed Software in the following Named Applications: [ACCELERATED NETWORKS AN-20, AN-30, AN-3200 SERIES].

2. INITIAL DEPLOYMENT PAYMENT FOR RUNTIME LICENSE USING IONA'S END-USER PRICING MODEL

- The IONA End-User Pricing Model can be adapted to map to Customer's product pricing model.

- There is a minimum [***] Runtime License Fee Initial Deployment Payment requirement.

In consideration of Customer's execution of Agreement and delivery via fax of a purchase order for the Schedule D fees by close of business on [OCTOBER 30, 1999], IONA will establish a Per-Machine licensing arrangement and allow Customer to pay runtime license fees on a quarterly basis per the pricing outlined in Table A.

Run-time licenses are defined on a per CPU basis for server and clients. If any of the Orbix header files, libraries or classes are utilized by the client portion of the application; Accelerated Networks is responsible for reporting additional run-time licenses.

This Agreement covers the distribution of the IONA Products Runtime Components associated with the IONA Development Products identified and licensed in Schedule A within the Customer Named Applications set forth in Schedule B during the term of this Agreement.

                         END-USER PRICING MODEL TABLE A

-----------------------------------------------------------------------------------------------
                                   [***]           [***]          [***]
                                  PAYMENT;       PAYMENT;        PAYMENT;
                       QTY.       RUNTIME         RUNTIME        RUNTIME           [***]
                       CPUS       LICENSE         LICENSE        LICENSE          PAYMENT;
    IONA PRODUCT        PER       FEE PER         FEE PER        FEE PER      RUNTIME LICENSE
 RUNTIME COMPONENTS   MACHINE     MACHINE         MACHINE        MACHINE      FEE PER MACHINE
-----------------------------------------------------------------------------------------------
Orbix, OrbixWeb       1 or 2       [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
Orbix, OrbixWeb         3-4        [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
Orbix, OrbixWeb         5-8        [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
Orbix, OrbixWeb        9-16        [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
Orbix, OrbixWeb        17-32       [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OrbixOTM, OrbixTalk   1 or 2       [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
OrbixOTM, OrbixTalk     3-4        [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
OrbixOTM, OrbixTalk     5-8        [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
OrbixOTM, OrbixTalk    9-16        [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------
OrbixOTM, OrbixTalk    17-32       [***]           [***]          [***]            [***]
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OrbixNotification,    1 or 2       [***]           [***]          [***]            [***]
OrbixTrader
-----------------------------------------------------------------------------------------------
OrbixNotification,      3-4        [***]           [***]          [***]            [***]
OrbixTrader
-----------------------------------------------------------------------------------------------

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT



-----------------------------------------------------------------------------------------------
OrbixNotification,      5-8        [***]           [***]          [***]            [***]
OrbixTrader
-----------------------------------------------------------------------------------------------
OrbixNotification,     9-16        [***]           [***]          [***]            [***]
OrbixTrader
-----------------------------------------------------------------------------------------------
OrbixNotification,     17-32       [***]           [***]          [***]            [***]
OrbixTrader
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Orbix for Sequent,    1 or 2       [***]           [***]          [***]            [***]
Orbix for OpenVMS
-----------------------------------------------------------------------------------------------
Orbix for Sequent,      3-4        [***]           [***]          [***]            [***]
Orbix for OpenVMS
-----------------------------------------------------------------------------------------------
Orbix for Sequent,      5-8        [***]           [***]          [***]            [***]
Orbix for OpenVMS
-----------------------------------------------------------------------------------------------
Orbix for Sequent,     9-16        [***]           [***]          [***]            [***]
Orbix for OpenVMS
-----------------------------------------------------------------------------------------------
Orbix for Sequent,     17-32       [***]           [***]          [***]            [***]
Orbix for OpenVMS
-----------------------------------------------------------------------------------------------

Customer shall pay a [***] guaranteed non-refundable (except as provided in Section 9.2) minimum runtime license fee (from End-User Pricing Model Table A) as an Initial Deployment Payment to establish the "Runtime License Fee Per Machine" as indicated in End-User Pricing Model Table A. The Initial Deployment Payment shall represent a guaranteed non-refundable minimum Runtime License Fee for the deployment of Developed Software from first commercial shipment of Customer's Named Applications. After the first commercial shipment of Developed Software and until expiration or termination of this Agreement, Customer shall owe IONA the identified Runtime License Fee for license of Customer Named Applications. Customer shall be entitled to utilize the Initial Deployment Payment as a credit against future runtime license fees until the Initial Deployment Payment is exhausted.

Customer acknowledges and agrees that a guaranteed non-refundable minimum Runtime License Fee (the "Initial Deployment Payment") must be paid before any deployment commences.

Customer shall provide IONA a quarterly Sales Report/Forecast by the final day of the first month of each calendar quarter. The Sales Report will provide the relevant sales data from the just-completed quarter and indicate end-user account and products shipped, detailing what IONA components are embedded, quantities of units licensed, Runtime License Fee per unit, total Runtime License Fees due, and value of Initial Deployment Payment balance that remains after deducting current runtime license fees owed. Once the Initial Deployment Payment amount is exhausted, Customer must submit to IONA, in addition to the Sales Report, a purchase order and payment for the runtime license fees due. Additional Licenses beyond the initial pre-pay amount must be purchased in minimum quantity blocks of 200 during the period of this contract. The Sales Forecast will provide relevant data on expected licenses of IONA Runtime Components for the current quarter. The Sales Reports and Sales Forecasts provided to IONA by Customer shall be treated as Customer's Confidential Information.

3.      AGREEMENT EXPIRATION AND RENEWAL TERMS

Prior to the Expiration Date of this Agreement and assuming no termination of this Agreement, the Parties shall negotiate in good faith the terms for its renewal (or non-renewal). If the Parties have not reached mutually agreeable renewal terms prior to the Expiration Date, the Agreement shall automatically renew for a one-year term (the "Renewal Term") and the royalty rate applicable to the Renewal Term shall be not more than one percentage point increase over the royalty rate percentage, plus any applicable increases for optional add-on products which have

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT



been subsequently licensed. Under the Per-machine runtime license fee scenario, Customer will be obligated to pay at the then-current Per-machine license fee rates.

4.      ANNUAL MAINTENANCE FOR DEPLOYMENT ENVIRONMENTS

Annual Maintenance for the deployed Runtime Components is charged at a rate of [***] of the Initial Deployment Payment amount. Upon contract execution, Customer will pay [***] of the Initial Deployment Payment for first year Maintenance. When the Initial Deployment Payment has been exhausted, each quarterly Runtime License Fee payment shall be accompanied with the appropriate Maintenance payment to cover I years' Maintenance on the additional deployed runtime components.

5.      EVALUATION AND NON-ROYALTY BEARING LICENSES

Customer may deploy without fee a reasonable number of copies of the Runtime Components for evaluation, beta testing, demonstration, trial use or proof of concept purposes, provided Customer receives no revenue from such evaluation deployments. The term of such evaluation deployments may not exceed four (4) months in duration (without prior consent of IONA, which consent shall not be unreasonably withheld) and shall be pursuant to licensing terms not less strict than those contained in Customer's current standard end user license agreement, a copy of which is attached as Attachment 1.

Modules of Customer's product in which the Runtime Components are completely disabled and non-functional shall not incur a royalty payment.

---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT


                    SCHEDULE C - SUPPORT TERMS AND CONDITIONS



1.      IONA OBLIGATIONS

1.1 IONA will provide an electronic mail Technical Support service for the Customer between the hours of 9.00 am and 9.00 p.m. Eastern Standard Time (EST), Monday to Friday, excluding Public Holidays. IONA will provide a single Internet mail address to which all Technical Support queries may be directed.

1.2 IONA will provide a FAX Technical Support service for the Customer between the hours of 9.00 am and 9.00 p.m. Eastern Standard Time (EST), Monday to Friday, excluding Public Holidays. IONA will provide a single FAX number to which all Technical Support queries may be directed.

1.3 Telephone Technical Support and Technical Support outside of the hours specified in paragraphs 1.1 and 1.2 can be provided subject to written agreement between IONA and the Customer on specific terms and fees payable.

1.4 For the duration of the period in which Customer has purchased support, IONA will provide to the Customer, free of further charge, copies of Minor and Point Releases to the Products. "Minor Release" shall mean the release of an IONA Product where, if the product version number is designated as x.y.z, the digit represented by "y" is changed to one digit higher. A Minor Release normally includes minor feature and functionality changes and enhancements. "Point Release" shall mean the release of an IONA Product where, if the product version number is designated as x.y.z, the digit represented by `Y' is changed to one digit higher. A Point Release normally consists of bug fixes and error corrections.

1.5 Expedited resolution of software malfunctions can be provided subject to written agreement between IONA and the Customer on specific terms and fees payable.

1.6 IONA is not required offer the services of any named individual in respect of the above Technical Support undertakings except as IONA and Customer may specifically agree in writing.

2.      CUSTOMER RESPONSIBILITIES

2.1 Customer will nominate one representative who will be the primary representative for the purposes of technical support and will be the named recipient of software updates. The Customer may change the nominated representative at any time by notifying IONA in writing.

2.2 The Customer will direct initial support queries to the electronic mail address or FAX number set forth below and will not direct such queries directly to IONA personnel.

3.      PAYMENT

3.1 All fees for technical support and maintenance for each year of support are to be invoiced at the commencement of the year and shall be payable as set forth in the Agreement.

4.      CONTACT DETAILS

4.1     The IONA Technical Support FAX number is: +353-1-662 5244; or
        +1 617 949 9001

4.2     The IONA Technical Support electronic mail address is:  SUPPORT@IONA.COM

           IONA OEM ORBIX(R) DEVELOPMENT AND RUNTIME LICENSE AGREEMENT


                    SCHEDULE D - PAYMENTS DUE UPON EXECUTION


All Payments are due [***] from execution of Agreement:

       --------------------------------------------------------------------
       License Fee for Schedule A items                              [***]

       --------------------------------------------------------------------
       Annual Support for Schedule A items                           [***]

       --------------------------------------------------------------------
       Initial Deployment Payment for Schedule B                     [***]

       --------------------------------------------------------------------
       Annual Support for Initial Deployment Payment for Schedule B  [***]

       --------------------------------------------------------------------
       On-Site Consulting (5 days)                                   [***]
                                                       Total:        [***]
       --------------------------------------------------------------------

Upon full Execution by Customer, Customer will provide to IONA a purchase order for the total of the above items [***] and will be invoiced according to the specified payment terms above.


---------------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.